SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 15, 2011

HUNT GLOBAL RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Colorado	333-138184	51-0431963
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer incorporation) Identification Number)

10001 Woodloch Forest Drive, Suite 325, The Woodlands, TX 77380

(Address of Principal Executive Offices) (Zip Code)

281-825-5000

Registrant's telephone number, including area code

 (Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS.

By unanimous written consent of our Board of Directors on February 15, 2011, the designation certificate of our Class A Convertible Preferred Stock was amended to provide that the authorized number of shares is 325,000 shares.

By unanimous written consent of our Board of Directors on February 15, 2011, the designation certificate of our Class B Convertible Preferred Stock was amended to provide that the authorized number of shares is 325,000 shares.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

Exhibit No.	Description

3(i)	Articles of Amendment of Articles of Incorporation setting forth the amended designation certificates of our Class A and Class B Convertible Preferred Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

HUNT GLOBAL RESOURCES, INC.

February 16, 2011

By: /s/George T. Sharp

George T. Sharp

Chief Executive Officer, Chief Financial Officer
and Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

3(i)	Articles of Amendment of Articles of Incorporation setting forth the amended designation certificates of our Class A and Class B Convertible Preferred Stock.